EXHIBIT 10.C.1
AMENDMENT NO. 1 TO
RECEIVABLES PURCHASE AGREEMENT
          AMENDMENT NO. 1, dated as of December 1, 2006, to the RECEIVABLES PURCHASE AGREEMENT dated as of October 6, 2006 (the “Original Agreement”), among SNG FUNDING COMPANY, L.L.C., a Delaware limited liability company, SOUTHERN NATURAL GAS COMPANY, a Delaware corporation, as initial Servicer, STARBIRD FUNDING CORPORATION and the other funding entities from time to time party hereto as Investors, BNP PARIBAS, NEW YORK BRANCH, and the other financial institutions from time to time party hereto as Managing Agents, and BNP PARIBAS, NEW YORK BRANCH, as Program Agent.
Preliminary Statement
          The parties hereto have agreed to modify the Original Agreement in certain respects as set forth herein in accordance with Section 13.1 of the Original Agreement.
          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, as follows:
ARTICLE 1 DEFINITIONS
          1.1 Definitions. Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Original Agreement, as amended hereby.
ARTICLE 2 AMENDMENTS
          2.1 Amendment to Section 8.5. Section 8.5 of the Original Agreement is hereby amended and restated to read in its entirety as follows:
          Section 8.5. Reports. Servicer shall prepare and deliver to each Managing Agent and the Program Agent (a) a Monthly Report with respect to each Monthly Period not later than 3:00 p.m. (New York time) on the related Monthly Report Date, (b) a Mid-Month Report with respect to each Monthly Period not later than 3:00 p.m. (New York time) on the related Mid-Month Report Date, (c) a Daily Report with respect to (i) the first Daily Settlement Date for each Monthly Period, and (ii) each Daily Settlement Date on which funds were remitted to Seller pursuant to clause (ii)(B) of Section 2.3, Section 2.4(a) or Section 2.4(b) and the immediately following Daily Settlement Date, in each case not later than 1:00 p.m. (New York time) on the Business Day immediately following such Daily Settlement Date and (d) at such times as any Managing Agent shall reasonably request, an aging of Receivables. Each Monthly Report, Mid-Month Report and Daily Report shall be certified as being true and correct in all material respects by a Responsible Officer of Servicer (or, with respect to amounts identified therein as estimates, as being estimated reasonably and based on Servicer’s records and assumptions believed in good faith by such Responsible Officer).
          2.2 Amendments to Exhibit I. Exhibit I to the Original Agreement is hereby amended as follows:
          (a) To amend and restate the definition of the term “Daily Report ” contained therein to read in its entirety as follows:
          “Daily Report” means, with respect to a Daily Settlement Date, a report, in substantially the form of Exhibit XII hereto (appropriately completed), furnished by Servicer to the Program Agent and the Managing Agents on the next Business Day pursuant to Section 8.5, which shall, among other things, provide a computation of (i) the Current Month Net Receivables Pool Balance for the Business Day immediately preceding such Daily Settlement Date (ii) except in the Daily Report for the last Daily Settlement Date in respect of a Monthly Period, the Estimated Current Month Net Receivables Pool Balance for such Daily Settlement Date, and (iii) the cumulative Collections for the related Monthly Period.
          (b) To amend and restate the definition of the term “Loss Horizon Ratio” contained therein to read in its entirety as follows:
          “Loss Horizon Ratio” means, for any Monthly Period, a fraction, the numerator of which equals the aggregate Original Balance of Receivables originated during such Monthly Period and the Monthly Period immediately preceding such Monthly Period, and the denominator of which equals the aggregate Outstanding Balance of Receivables as of the end of such Monthly Period.
          (c) To amend and restate the definition of the term “Mid-Month Report” contained therein to read in its entirety as follows:
          “Mid-Month Report” means a report, in substantially the form of Exhibit XI hereto (appropriately completed), furnished by Servicer to the Managing Agents pursuant to Section 8.5, which shall, among other things, provide a computation of the Current Month Net Receivables Pool Balance for the Mid-Month Determination Date and the Estimated Current Month Net Receivables Pool Balance for each day in such Monthly Period which occurs after the Mid-Month Determination Date and prior to the Cash Receipt Date.
ARTICLE 3 MISCELLANEOUS
          3.1 Representations and Warranties.
          (a) Each Seller Party hereby represents and warrants to the Program Agent, the Managing Agents and the Investors, as to itself that the representations and warranties of such Seller Party set forth in Section 5.1 or the Original Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to this Amendment; and

          (b) Seller hereby represents and warrants to the Program Agent, the Managing Agents and the Investors that, as of the date hereof and after giving effect to this Amendment, no event has occurred and is continuing that constitutes an Amortization Event or Potential Amortization Event.
          3.2 Effectiveness. In accordance with the provisions hereof and Section 13.1 of the Original Agreement, the amendments set forth in Article 2 hereof are intended by the parties to be effective ab initio as though they were contained in the Original Agreement as of the date thereof and as originally executed and delivered and shall be effective in such manner when this Amendment or a counterpart hereof shall have been executed and delivered by Seller, Servicer, the Managing Agents and the Program Agent and consented to by the Conduit Investors and the Required Committed Investors.
          3.3 Amendments and Waivers. This Amendment may not be amended, supplemented or modified nor may any provision hereof be waived except in accordance with the provisions of Section 13.1 of the Original Agreement.
          3.4 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
          3.5 Continuing Effect; No Other Amendments. Except to the extent expressly stated herein, all of the terms and provisions of the Original Agreement are and shall remain in full force and effect. This Amendment shall not constitute a novation of the Original Agreement, but shall constitute an amendment thereof. This Amendment shall constitute a Transaction Document.
          3.6 CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).
[SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

SNG FUNDING COMPANY, L.L.C.

By SNG Finance Company, L.L.C., its Manager

By:	/s/ John J. Hopper Name: John J. Hopper
Title: Vice President

SOUTHERN NATURAL GAS COMPANY, as Servicer

By:	/s/ John . Hopper Name: John J. Hopper
Title: Vice President

BNP PARIBAS, acting through its New York Branch, as Program Agent and as Managing Agent for the Starbird Investor Group

By:	/s/ Sean Reddington Name: Sean Reddington
Title: Managing Director

By:	/s/ Michael Gonik Name: Michael Gonik
Title: Director

CONSENTED TO:

STARBIRD FUNDING CORPORATION,
as a Conduit Purchaser

By:	/s/ Franklin P. Collazo Name: Franklin P. Collazo
Title: Secretary
[Signature pages to Amendment No. 1 to
SNG Receivables Purchase Agreement]

BNP PARIBAS, acting through its New York Branch, as Committed Investor

By:	/s/ Sean Reddington Name: Sean Reddington
Title: Managing Director

By:	/s/ Michael Gonik Name: Michael Gonik
Title: Director
[Signature pages to Amendment No. 1 to
SNG Receivables Purchase Agreement]